                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE HALLWOOD GROUP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                        THE HALLWOOD GROUP INCORPORATED

                            NOTICE OF ANNUAL MEETING

Dear Hallwood Group Stockholder:

     On behalf of the board of directors, you are cordially invited to attend the Annual Meeting of Stockholders of The Hallwood Group Incorporated (the "Company"). The annual meeting will be held on Friday, May 19, 2000 at 11:00 a.m. local time, at the offices of the Company located at 3710 Rawlins, Suite 1500, Dallas, Texas, 75219.

     At the annual meeting we will:

          1. Elect one director to hold office for three years; and

          2. Transact any other business properly presented at the meeting.

     Only stockholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the annual meeting.

                                           By order of the Board of Directors

                                           MELVIN J. MELLE
                                           Secretary

April 11, 2000

     YOUR BOARD OF DIRECTORS URGES YOU TO VOTE UPON THE MATTERS PRESENTED. IF YOU ARE UNABLE TO ATTEND THE MEETING; PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. EXECUTING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                        THE HALLWOOD GROUP INCORPORATED
                            3710 RAWLINS, SUITE 1500
                              DALLAS, TEXAS 75219

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, MAY 19, 2000

                             ---------------------

     This proxy statement and the accompanying proxy are first being mailed on or about April 11, 2000. The accompanying proxy is solicited by the board of directors of the Company.
--------------------------------------------------------------------------------

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.   Q:    WHO IS ENTITLED TO VOTE?

     A:    Stockholders of record at the close of business on March 24,
           2000, the "record date," are entitled to vote at the annual meeting.
-----------------------------------------------------------------------

2.   Q:    WHAT MAY I VOTE ON?

     A:    You may vote on:

           (1) The election of one nominee to serve on the board of directors for three years; and

           (2) Any other business properly presented at the meeting.
-----------------------------------------------------------------------

3.   Q:    HOW DO I VOTE?

     A:    Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of our nominee.
           Abstentions, broker non-votes and proxies directing that the shares are not to be voted will not be counted as a vote in favor of the nominee.
-----------------------------------------------------------------------

4.   Q:    HOW CAN I REVOKE MY PROXY?

     A:    You have the right to revoke your proxy at any time before the meeting by:

           (1) notifying our corporate secretary;

           (2) voting in person; or

           (3) returning a later-dated proxy card.

           Attending the meeting is not sufficient to revoke your proxy unless you notify the Company's secretary in writing prior to the voting of your proxy.
-----------------------------------------------------------------------

5.   Q:    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE
           PROPOSAL?

     A: Your board of directors recommends that you vote FOR the nominee for director.

-----------------------------------------------------------------------

6.   Q:    HOW MANY SHARES CAN VOTE AT THE ANNUAL MEETING?

     A:    As of the record date, there were 1,424,789 shares of common stock outstanding and entitled to vote at the annual
           meeting. You are entitled to one vote for each share of
           common stock you hold.
-----------------------------------------------------------------------

7.   Q:    WHAT IS A "QUORUM?"

     A:    A "quorum" is a majority of the outstanding shares. A quorum may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be valid. If you submit a properly executed proxy card, even if you abstain from
           voting, then you will be considered part of the quorum.
-----------------------------------------------------------------------

8.   Q:    HOW MANY VOTES DO YOU NEED TO ELECT THE NOMINEE?

     A:    The affirmative vote of the holders of a majority of the
           Company's common stock, voting in person or represented by proxy at the annual meeting, is necessary to elect the
           nominee director.
-----------------------------------------------------------------------

                            SOLICITATION OF PROXIES

     The cost of preparing, assembling, printing and mailing this proxy statement and the enclosed proxy form and the cost of soliciting proxies related to the annual meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of shares of common stock listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of the solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company and its subsidiaries, but no additional compensation will be paid to those individuals on account of their activities. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, for which it will be paid a fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses. We estimate that total costs of the proxy solicitation will be approximately $4,000.

                              ELECTION OF DIRECTOR

     The Company's board of directors is divided into three classes serving staggered three-year terms. At the annual meeting, you will elect one person to the board of directors. The two remaining directors will continue in office for the terms indicated below.

     The individuals named on the enclosed proxy card intend to vote for the election of the nominee listed below, unless you direct them to withhold your vote. The nominee has indicated that he is able and willing to serve as director. However, if for some reason the nominee is unable to stand for election, the individuals named as proxies may substitute some other person for the nominee and may vote for that nominee.

     Below are the names and ages of the nominee and of each of the two directors whose terms of office will continue after the annual meeting, the year in which each director was first elected as a director of the Company, their principal occupations or employment for at least the past five years, and other directorships they hold.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM ENDING WITH THE 2003 ANNUAL MEETING

Anthony J. Gumbiner........  Mr. Gumbiner, age 55, has served as a director and
                             Chairman of the Board since 1981 and Chief
                             Executive Officer of the Company since 1984. He has also served as President and Chief Operating Officer since December 21, 1999. He has also served as Chairman of the Board and Chief Executive Officer of Hallwood Energy Corporation and its predecessors since 1987; as a director of Hallwood Holdings, S.A. ("HHSA") since 1984 and as a director of Hallwood Realty, LLC, the general partner of Hallwood Realty Partners, L.P., and its predecessor since 1990. Mr. Gumbiner is also a solicitor of the Supreme Court of Judicature of England.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

Charles A. Crocco, Jr. ....  Mr. Crocco, age 61, has served as a director since
                             1981. He was a shareholder in, and then Of Counsel to, Crocco & De Maio, P.C., attorneys at law, and its predecessors, for more than five years. On January 1, 1999, Crocco & De Maio combined its practice with Jackson & Nash, LLP where Mr. Crocco is now Of Counsel. He also has served as a director of First Banks America, Inc., a bank holding company since 1988.

J. Thomas Talbot...........  Mr. Talbot, age 64, has served as a director since
                             1981 and is Chairman of the Company's audit committee. He has been a partner of Shaw & Talbot, a commercial real estate investment and development company, since 1975, and of Pacific Management Group, an asset management firm, since 1986. He is also the owner of The Talbot Company. Mr. Talbot served as Chairman of the Board and Chief Executive Officer of HAL, Inc., an airline holding company, and as Chairman of the Board and Chief Executive Officer of both Hawaiian Airlines, Inc., a commercial airline, and West Maui Airport between 1989 and 1991. He was founder and served as Chairman of the Board of Jet America Airlines between 1980 and 1986. He has served as a director of Fidelity National Financial, Inc. since 1990. He has also served as a director of California Coastal Communities, Inc. (formerly Koll Real Estate Group) since August 1993, and as a director of Metalclad Corp. (NASDAQ) since March 1999.

     Except as indicated above, neither the nominee nor the continuing directors hold a directorship in any company with a class of securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

     No family relationships exist between the nominee, the directors and the executive officers.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUAL NOMINATED FOR ELECTION AS A DIRECTOR.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     Messrs. Talbot (Chairman) and Crocco served as members of the Company's audit committee during the year ended December 31, 1999. The audit committee met two times during this period and was charged with the responsibility of reviewing the annual audit report and the Company's accounting practices and procedures and recommending to the board of directors the firm of independent public accountants to be engaged for the following year.

     The board of directors does not have a standing nominating committee or compensation committee.

     During the year ended December 31, 1999, the board of directors held five meetings. Each director attended at least 75% of (1) the total number of meetings held by the board of directors, and (2) the total number of meetings held by all committees of the board of directors on which he served.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of shares of the Company's common stock (1) for any person or "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act, who, or which the Company knows, owns beneficially more than 5% of the outstanding shares of the Company's common stock as of the close of business on the record date; (2) for each director and the nominee for director; and (3) for all directors and executive officers as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL    PERCENTAGE
NAME OF BENEFICIAL OWNER                                      OWNERSHIP(1)   OF CLASS(1)
------------------------                                      ------------   -----------
Alpha Trust.................................................    686,687(2)      48.2%
  c/o Radcliffes Trustee Company SA
  12 rue de l'Arquebuse
  1204 Geneva, Switzerland
Heartland Advisors, Inc. ...................................    199,450(3)      14.0%
Charles A. Crocco, Jr. .....................................     15,825(4)       1.1%
Anthony J. Gumbiner.........................................     83,700(5)       5.6%
William L. Guzzetti.........................................         --(6)        --
Melvin J. Melle.............................................      9,000(7)         *
J. Thomas Talbot............................................     15,000(8)       1.0%
All directors and executive officers as a group (5
  persons)..................................................    123,525          8.0%

---------------

 *  Less than 1%

(1) Assumes, for each person or group listed, the exercise of all stock options held by that person or group that are exercisable within 60 days, according to Rule 13d-3(d)(1)(i) of the Securities Exchange Act, but the exercise of none of the convertible securities owned by any other holder of options.

(2) Mr. Gumbiner has the power to designate and replace the trustees of the Alpha Trust. Mr. Gumbiner and his family are among the discretionary beneficiaries of the Alpha Trust.

(3) Based upon the Schedule 13G filed by Heartland Advisors, Inc. on January 20, 2000. The shares of common stock are held in investment advisory accounts of Heartland Advisors, Inc. Consequently, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock. No individual investment account is known to have an interest relating to more than 5% of the common stock of the Company.

(4) Includes currently exercisable options to purchase 15,000 shares of common stock.

(5) Includes currently exercisable options to purchase 83,700 shares of common stock. Excludes 686,687 shares of common stock held by Alpha Trust. In addition, Mr. Gumbiner holds currently exercisable options to purchase 89,767 shares of Hallwood Energy Corporation, and currently exercisable options to purchase 25,800 units of Hallwood Realty Partners.

(6) Mr. Guzzetti does not own any shares nor has options to purchase shares of the Company. He owns 100 units of Hallwood Realty Partners, currently exercisable options to purchase 53,067 shares of Hallwood Energy Corporation and currently exercisable options to purchase 15,000 units of Hallwood Realty Partners.

(7) Includes currently exercisable options to purchase 9,000 shares of common stock.

(8) Includes currently exercisable options to purchase 15,000 shares of common stock.

                             EXECUTIVE COMPENSATION

     The total compensation paid for each of the years ended December 31, 1999, December 31, 1998 and December 31, 1997 to the Chief Executive Officer, and the other executive officers who received cash compensation in excess of $100,000 for 1999, referred to collectively, as the "Named Executive Officers," is set forth in the following Summary Compensation Table.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                COMPENSATION AWARDS
                                                                                --------------------
                                     ANNUAL COMPENSATION                        SECURITIES
                               -------------------------------   OTHER ANNUAL   UNDERLYING    LTIP      ALL OTHER
                               CALENDAR                          COMPENSATION    OPTIONS/    PAYOUTS   COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR     SALARY($)   BONUS($)      ($)(5)       SARS(#)       ($)        ($)(8)
 ---------------------------   --------   ---------   --------   ------------   ----------   -------   ------------
Anthony J. Gumbiner(1).......    1999      168,333(1)  75,000(1)        0              (6)         (7)     7,802
  Chairman and                   1998            0(1)       0           0              (6)         (7)     7,802
  Chief Executive Officer        1997            0(1)       0           0              (6)         (7)     7,802
Brian M. Troup(2)............    1999            0(1)       0           0              (6)         (7)     6,776
  President and                  1998            0(1)       0           0              (6)         (7)     3,800
  Chief Operating Officer        1997            0(1)       0           0              (6)         (7)    27,633
William L. Guzzetti..........    1999      413,144(3) 195,000(4)        0             0      23,251        4,800
  Executive Vice President       1998      413,144(3) 182,800(4)        0             0      30,523        4,800
                                 1997      412,627(3) 158,870(4)        0             0      42,854        4,750
Melvin J. Melle..............    1999      209,042          0       3,246             0           0       13,962
  Vice President,                1998      208,333          0       2,940             0           0       13,893
  Chief Financial Officer and    1997      208,333          0       2,940         6,750           0       13,936
  Secretary

---------------

(1) Consists of $168,333 in salary and $75,000 in bonus paid by Hallwood Energy Corporation. In addition, the Company paid HSC Financial Corporation ("HSC Financial"), an entity with which Mr. Gumbiner is, and Mr. Troup was (until December 21, 1999), associated, consulting fees of $825,000 each year for 1999, 1998 and 1997, primarily in connection with HSC Financial's activities on behalf of the Company's subsidiaries. The Company also received from the Company's energy entities consulting fees of $241,389 for the period January 1 through June 8, 1999 and $550,000 for the years 1998 and 1997, which the Company paid to HSC Financial to provide the associated consulting services to the Company's energy entities. See "Certain Relationships and Related Transactions." In March 2000, the board of directors of Hallwood Realty, LLC approved a bonus to HSC Financial in the amount of $150,000, which was paid by Hallwood Realty Partners. In March 1998, the board of directors approved bonuses to HSC Financial in the amount of $500,000 from the Company and $322,539 from the Company's Hallwood Commercial Real Estate, Inc. subsidiary ("HCRE") both of which were accrued and payable as of December 31, 1997 and were paid during 1998. In March 1997, the Company paid HSC Financial a bonus of $100,000 and HCRE paid a bonus of $139,000 with respect to its activities on behalf of the Company outside of the United States. In addition, the Company received from ShowBiz Pizza Time, Inc., a consulting fee of $31,250, which the Company paid to HSC Financial to provide associated consulting services to ShowBiz. The Company owned 13% of the common stock of ShowBiz until March 1997. Mr. Gumbiner became President of the Company on December 21, 1999.

(2) Mr. Troup resigned from all positions with the Company and its affiliates on December 21, 1999.

(3) Consists of $204,811 paid by Hallwood Energy Corporation and its affiliates and $208,333 paid by Hallwood Realty Partners for 1999; $204,811 paid by Hallwood Energy Partners and affiliates for 1998 and $204,294 for 1997; and $208,333 paid by Hallwood Realty Partners for each of 1998 and 1997.

(4) Consists of $171,000 paid by Hallwood Energy Corporation and its affiliates and $24,000 paid by HCRE for 1999; $162,800 paid by Hallwood Energy Partners and affiliates and $20,000 by HCRE for 1998; $143,870 paid by Hallwood Energy Partners and affiliates, $7,500 by Hallwood Realty, LLC and $7,500 by HCRE for 1997.

(5) Represents reimbursements to compensate for the income tax effect of payment for life and/or disability insurance.

(6) Consists of the following options granted during calendar years ended 1999, 1998, and 1997. "HWG" refers to the Company, "HEP" to Hallwood Energy Partners, "HCRC" to Hallwood Consolidated Resources Corporation and "HEC" to Hallwood Energy Corporation. Options for units of Hallwood Energy Partners and options for shares of Hallwood Consolidated Resources Corporation have been terminated. Share amounts for options for shares of common stock of the Company reflect a three for two stock split on November 5, 1999. Mr. Troup's options for shares of common stock of the Company were canceled on December 21, 1999. Mr. Troup's options for units of Hallwood Realty Partners expire on December 21, 2000.

                                                      SECURITIES UNDERLYING
                                                         OPTIONS/SARS(#)
                                                    -------------------------
NAME                            COMPANY              1999      1998     1997
----                            -------             -------   ------   ------
Anthony J. Gumbiner...........  HWG                       0        0   41,850
                                HEP Class C Units         0   34,588        0
                                HCRC                      0        0   47,700
                                HEC                 198,000        0        0
Brian M. Troup................  HWG                       0        0   27,900
                                HEP Class C Units         0   22,588        0
                                HCRC                      0        0   10,600
William L. Guzzetti...........  HEP Class C Units         0   16,588        0
                                HCRC                      0        0   23,850
                                HEC                 117,000        0        0

(7) Under the Hallwood Petroleum, Inc. ("HPI") Long-Term Incentive Plan, payouts were made to HSC Financial in the amount of $66,208 for 1999; $67,977 for 1998 and $54,750 for 1997.

(8) Consists of the following items of compensation in 1999:

                                        COMPANY OR SUBSIDIARY
                                        CONTRIBUTIONS TO TAX
                                        FAVORED SAVINGS PLANS
                                         OR IN LIEU THEREOF
                                          PAYMENT UNDER THE
                                          HALLWOOD SPECIAL       PREMIUM PAYMENTS FOR
NAME                                     BONUS AGREEMENT($)     TERM LIFE INSURANCE($)
----                                    ---------------------   ----------------------
Anthony J. Gumbiner..................               0                   7,802
Brian M. Troup.......................               0                   3,800
William L. Guzzetti..................           4,800                       0
Melvin J. Melle......................           8,282                   5,680

     The board of directors approved reimbursement to Mr. Troup of medical expenses not covered by Hallwood Group's group medical insurance contract in the amount of $23,832 in 1997 and $2,976 in 1999, which is included in "All Other Compensation." No reimbursements were made in 1998.

                    OPTIONS/SAR GRANTS IN LAST CALENDAR YEAR

     The following table sets forth the options to purchase shares of Hallwood Energy Corporation common stock granted to executive officers during 1999. No options to purchase common stock of the Company were granted and no options held by executive officers were exercised in 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                   INDIVIDUAL GRANTS                          ASSUMED ANNUAL RATES OF
                                               --------------------------                     SHARE PRICE APPRECIATION
                                 NUMBER OF      % OF TOTAL                                       FOR OPTION TERM(2)
                                 SECURITIES    OPTIONS/SARS                                ------------------------------
                                 UNDERLYING     GRANTED TO    EXERCISE OR                       5%               10%
                                OPTIONS/SARS   EMPLOYEES IN   BASE PRICE     EXPIRATION       $9.85             $13.64
NAME                             GRANTED(1)    FISCAL YEAR     PER SHARE        DATE       SHARE PRICE       SHARE PRICE
----                            ------------   ------------   -----------   ------------   ------------      ------------
Anthony J. Gumbiner...........    198,000           30           $7.00      June 9, 2006     $564,241         $1,314,922
William L. Guzzetti...........    117,000           18           $7.00      June 9, 2006      333,415            776,999

---------------

(1) Options have a seven-year term. One-third have vested and the remainder vest one-third on June 8, 2000 and one-third on June 8, 2001. All options vest immediately in the event of certain changes in control of Hallwood Energy Corporation.

(2) Securities and Exchange Commission rules require calculation of potential realizable value assuming that the market price of the shares appreciates in value at 5% and 10% annualized rates. At a 5% annualized rate of appreciation, the share price would be $9.85 at the end of seven years. At a 10% annualized rate of appreciation, the share unit price would be $13.64 at the end of seven years. No gain to an executive officer is possible without an appreciation in share value, which will benefit all holders of shares. The actual value an executive officer may receive depends on market prices for the shares, and there can be no assurance that the amounts reflected will actually be realized.

                        AGGREGATED OPTION/SAR EXERCISES
                   AND OPTION/SAR VALUES AT DECEMBER 31,1999

     The following table discloses for each of the Named Executive Officers who have been granted options to purchase securities of the Company or its subsidiaries, the number of options held by each of the Named Executive Officers and the potential realizable values for their options at December 31, 1999. None of the Named Executive Officers exercised any options during the year ended December 31, 1999, and the Company has not granted SARs.

                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                            OPTIONS/SARS AT             OPTIONS/SARS AT
                                                         DECEMBER 31, 1999 (#)       DECEMBER 31, 1999 ($)
                                                        ----------------------       ---------------------
NAME                                       ENTITY(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                       ---------   -------------------------   -------------------------
Anthony J. Gumbiner......................  HWG                    83,700/0                  181,350/0
                                           HRP(2)                 25,800/0                1,015,875/0
                                           HEC              66,000/132,000                        0/0
Brian M. Troup...........................  HRP(3)                 17,200/0                  677,250/0
William L. Guzzetti......................  HRP                    15,000/0                  590,625/0
                                           HEC               39,000/78,000                        0/0
Melvin J. Melle..........................  HWG                     9,000/0                   10,125/0

---------------

(1) Options for units of Hallwood Energy Partners and shares of Hallwood Consolidated Resources Corporation have been terminated. The number of shares of common stock of the Company reflect a three-for-two stock split paid on November 5, 1999.

(2) "HRP" refers to Hallwood Realty Partners

(3) Mr. Troup's options for Hallwood Realty Partners expire on December 21,
    2000.

     The following table discloses each of the Named Executive Officers who received long-term incentive plan awards during the year ended December 31, 1999 and the estimated future payouts of the awards.

               LONG TERM INCENTIVE PLANS -- AWARDS IN YEAR ENDED
                               DECEMBER 31, 1999

                                               PERCENTAGE OF   PERFORMANCE OR      ESTIMATED FUTURE
                                                 PLAN CASH      OTHER PERIOD    PAYOUTS UNDER NON-STOCK
NAME                                               FLOW         UNTIL PAYOUT    PRICE-BASED PLANS($)(1)
----                                           -------------   --------------   -----------------------
Anthony J. Gumbiner(2).......................      37.50            2004                75,505
William L. Guzzetti..........................       7.14            2004                14,376

---------------

(1) These amounts are estimates based on estimated reserve quantities and future prices. Because of the uncertainties inherent in estimating quantities of reserves and prices, it is not possible to predict cash flow or remaining net present value of estimated future production with any degree of certainty.

(2) The award was made to HSC Financial, with which Mr. Gumbiner is associated.

                           COMPENSATION OF DIRECTORS

     For the year ended December 31, 1999, Messrs. Crocco and Talbot received director fees of $27,500 and are entitled to receive $500 for each day spent on business of the Company, other than at board meetings. Each director is also reimbursed for expenses reasonably incurred in connection with the performance of his duties. Additional information regarding consulting agreements with, or services provided by, Messrs. Gumbiner and Troup through HSC Financial is included in "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation," below.

                             EMPLOYMENT AGREEMENTS

     During the year ended December 31, 1999, the Company had an employment agreement with Mr. Melle. Mr. Melle's employment agreement provides for payment of a salary of $200,000 per year plus an annual bonus in an amount as may be determined by the board of directors. In addition, the employment agreement provides that the Company will maintain $500,000 of life insurance benefits on behalf of Mr. Melle and, for the year ended December 31, 1999, the Company paid premiums in the amount of $5,680 for this life insurance. Mr. Melle's employment agreement continued under the same terms and conditions until December 31, 1999, at which time it was automatically extended for one year and will be automatically extended annually unless terminated by either party.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Since November 1997 the board of directors as a whole has performed the functions of the compensation committee. References to the Company's compensation committee in this proxy statement refer to the board of directors, acting in its capacity as the compensation committee.

     Messrs. Gumbiner, Troup and Guzzetti served on the board of directors of Hallwood Realty, LLC, the general partner of Hallwood Realty Partners in 1999, and on the board of directors of each of Hallwood Consolidated Resources Corporation and the general partner of Hallwood Energy Partners until June 1999. For each of these entities, the board of directors served as the compensation committee, Mr. Gumbiner was the Chief Executive Officer and Mr. Guzzetti was the Chief Operating Officer. Upon completion of the consolidation of the energy subsidiaries in June 1999, the board of directors of the newly-formed Hallwood

Energy Corporation formed a compensation committee consisting of Messrs. Rex A. Sebastian, Bill M. Van Meter, Jerry A. Lubliner and Hans-Peter Holinger.

     As general partner of Hallwood Realty Partners, Hallwood Realty, LLC earns an asset management fee and certain related fees from Hallwood Realty Partners, which amounted to $619,000 for the year ended December 31, 1999. In addition, Hallwood Realty Partners reimbursed Hallwood Realty, LLC for $2,941,000 of costs incurred by Hallwood Realty, LLC on behalf of Hallwood Realty Partners in 1999. As property manager for Hallwood Realty Partners, the Company's HCRE subsidiary received management fees, leasing commissions and other fees from Hallwood Realty Partners and related parties of $7,517,000 during the year ended December 31, 1999.

     Also during 1999, Hallwood Energy Partners and its affiliates reimbursed the Company for $140,000 of costs incurred by the Company on behalf of Hallwood Energy Partners and its affiliates and Hallwood Consolidated Resources Corporation reimbursed the Company for $107,000 of costs incurred by the Company on behalf of Hallwood Consolidated Resources Corporation up until the completion of the consolidation of the energy subsidiaries in June 1999. After the completion of the consolidation, Hallwood Energy Corporation reimbursed the Company for $55,000 of costs incurred by the Company on behalf of Hallwood Energy Corporation.

     The Company entered into a financial consulting agreement with HPI, dated as of December 31, 1996, which provided that the Company or its agent was to provide consulting services to HPI for compensation of $550,000 per year. The former compensation committee determined that these services would be most appropriately provided by HSC Financial, acting as the Company's agent, through the services of Messrs. Gumbiner and Troup, and that as consideration for these services, the Company would pay to HSC Financial the fee to which the Company was entitled under the agreement. The agreement with HPI was terminated in June 1999, upon the completion of the consolidation of Hallwood Energy Partners, Hallwood Consolidated Resources Corporation and the direct energy interests of the Company into Hallwood Energy Corporation.

     Since December 31, 1996, the Company has been a party to an agreement with HSC Financial under which HSC Financial provides international consulting and advisory services to the Company and its affiliates for an annual fee of $825,000. According to this agreement, the Company reimburses HSC Financial for reasonable and necessary expenses in providing office space and administrative services used by Mr. Gumbiner. For the year ended December 31, 1999, the Company reimbursed HSC Financial in the amount of $313,000. Of the amounts paid in 1999, $107,000 was paid by the Company, $66,000 was paid by Hallwood Energy Partners and its affiliates and $140,000 was paid by Hallwood Realty, LLC.

                             COMPENSATION COMMITTEE
                       REPORTS ON EXECUTIVE COMPENSATION

GENERAL

     The Company is a diversified holding company with several subsidiaries and affiliated companies. Of the Named Executive Officers, Messrs. Gumbiner and, until December 21, 1999, Mr. Troup, were involved in the activities of all of the subsidiaries and affiliated companies, but received no cash compensation directly from the Company. HSC Financial, with which Messrs. Gumbiner is, and Mr. Troup was (until December 21, 1999), associated, received consulting fees from the Company. Since the consolidation of the Company's energy interests with Hallwood Energy Partners and Hallwood Consolidated Resources Corporation into Hallwood Energy Corporation in June 1999, Hallwood Energy Corporation has paid Mr. Gumbiner compensation directly for his services to that company, as described under "Compensation by Hallwood Energy Corporation -- Executive Officers," below. The Company's board of directors, acting in its capacity as the compensation committee, approved the payments by the Company to HSC Financial. Mr. Gumbiner's compensation for his services with respect to Hallwood Energy Corporation is determined by Hallwood Energy Corporation's compensation committee.

     Mr. Melle is involved in the activities of the Company and of certain subsidiaries and affiliated companies, but for 1999 received compensation only from the Company. Accordingly, the compensation of Mr. Melle is determined solely by the Company's board of directors, acting in its capacity as the compensation committee.

     Mr. Guzzetti was involved in the activities of Hallwood Realty, LLC and HCRE during 1999. He was also involved in the activities of Hallwood Energy Partners and Hallwood Consolidated Resources Corporation until June 8, 1999, and of Hallwood Energy Corporation and their subsidiaries and controlled entities after that. The compensation of Mr. Guzzetti with respect to his services to Hallwood Realty, LLC is determined by the board of directors of Hallwood Realty, LLC; the compensation for his services with respect to HCRE is determined by the Company's board of directors, acting in its capacity as the compensation committee. Mr. Guzzetti's compensation with respect to his services to Hallwood Energy Partners and Hallwood Consolidated Resources Corporation was determined by the boards of directors of Hallwood Energy Partners' general partner and of Hallwood Consolidated Resources Corporation. Mr. Guzzetti's compensation for his services with respect to Hallwood Energy Corporation is determined by Hallwood Energy Corporation's compensation committee.

COMPENSATION BY THE COMPANY

     The Company's board of directors, acting in its capacity as the compensation committee, annually determines the compensation of the Company's executive officers after discussions with each officer, and bases the amount of compensation on the board of directors' determination of the reasonable compensation for that officer. The members of the board of directors, through their business experience, are generally aware of prevailing compensation practices and regularly review and remain informed about the recent financial and operating experience of the Company. Based on this experience and review, the board of directors establishes compensation that it believes to be appropriate for each officer. Substantially all of the executive officers' compensation is paid as salary, although from time to time the Company has awarded substantial bonuses upon completion of significant acquisitions or other transactions that provide material benefits to the Company.

     HCRE has contracted with Hallwood Realty, LLC to manage the properties controlled by Hallwood Realty, LLC. Mr. Guzzetti is the President and is primarily responsible for the operations of HCRE. HCRE's Executive Incentive Plan authorizes HCRE to pay annual cash bonuses in an amount up to 10% of HCRE's net operating income for the prior year. The actual amount to be paid and the allocation of the total amount to individual employees is recommended by Mr. Gumbiner, the Chief Executive Officer of HCRE, and is approved by the board of directors of HCRE, which consists of Messrs. Gumbiner and Guzzetti and, until December 21, 1999, Mr. Troup. Any amount to be paid to an executive officer of the Company is subject to the approval of the board of directors. No bonuses were awarded under the Executive Incentive Plan for 1999.

  1999 Members of the Board of Directors

       Charles A. Crocco, Jr.
       Anthony J. Gumbiner
       J. Thomas Talbot
       Brian M. Troup (until December 21, 1999)

COMPENSATION BY HALLWOOD REALTY, LLC

     Compensation of the executive officers of Hallwood Realty, LLC is determined by the entire board of directors of Hallwood Realty, LLC in consultation with Mr. Guzzetti, the President of Hallwood Realty, LLC. The members of the Hallwood Realty, LLC board of directors, through their business experience, are generally aware of prevailing compensation practices and regularly review and remain informed about the recent financial and operating experience of Hallwood Realty, LLC and Hallwood Realty Partners. With this experience and review, Hallwood Realty, LLC's board of directors bases its determination of specific amounts to be paid to individual executive officers primarily on Mr. Guzzetti's and the Hallwood Realty, LLC's board of directors' assessments of the individual performance of each officer. The compensation paid by Hallwood Realty, LLC to its executive officers consists of salary, and to the extent that Hallwood Realty, LLC's board of directors determines to be appropriate, bonuses based on their determination that Hallwood Realty, LLC or Hallwood Realty Partners have experienced favorable operating results or completed transactions that benefit Hallwood Realty, LLC or Hallwood Realty Partners. For 1999, Mr. Guzzetti and Hallwood Realty, LLC's board of directors determined that no change was required in the salaries of the executive officers from the prior year. In recognition of the benefits provided to Hallwood Realty Partners through the efforts of the executive officers during the year, Hallwood Realty, LLC's board of directors determined that it was appropriate to award bonuses to the executive officers of Hallwood Realty, LLC, including a bonus of $150,000 to Mr. Gumbiner and a bonus of $24,000 to Mr. Guzzetti.

  1999 Members of the Hallwood Realty, LLC Board of Directors

       Anthony J. Gumbiner
        Alan G. Crisp
        William L. Guzzetti
        William F. Forsyth
        Edward T. Story
       Brian M. Troup (until December 21, 1999)

COMPENSATION BY HALLWOOD ENERGY

     General. Hallwood Energy Corporation's compensation philosophy is designed to motivate employees to contribute to the success of the Hallwood Energy Corporation through reserve replacement and enhancement of cash flow by fostering an atmosphere that encourages an entrepreneurial approach to Hallwood Energy Corporation's business. Hallwood Energy Corporation's compensation practices are designed to attract, motivate and retain key personnel by recognizing individual contributions, as well as the overall performance of Hallwood Energy Corporation, through the use of "at-risk" compensation strategies. Hallwood Energy Corporation's compensation program for executive officers consists of four main components: (1) base salaries that, over a two to three year period, are at least 20% below surveyed market salaries for companies similar in revenue and capital expenditures to Hallwood Energy Corporation; (2) annual cash bonus program based on overall Hallwood Energy Corporation performance measured against industry performance; (3) phantom working interest awards intended to encourage the successful drilling/workover of wells; and (4) stock option awards intended to motivate recipients to enhance stock value and align executive officer and shareholder interests.

     Base Salary. Hallwood Energy Corporation's compensation committee determines base salaries for executive officers utilizing market survey data that focuses on other oil and gas companies similar in size, as measured by revenue and capital expenditures. Salaries of officers and other professional employees are targeted at 80% of the average of the executive officer positions for comparable companies within the surveys. Typically, the targeted percentage is reviewed and adjustments are considered every two to three years.

     Salary Adjustment in 1999. Neither the Chief Executive Officer nor any other Named Executive Officers received salary adjustments in 1999.

     Cash Bonus. The total bonus pool available for distribution to the executive officers is determined based on an assessment by Hallwood Energy Corporation's compensation committee of a number of quantitative and qualitative factors. The primary quantitative factors are operating costs, general and administrative costs, the effectiveness of capital expenditures in reserve replacement and the percentage of production replacement, in comparison to the historical performance of independent oil and gas companies as a group. The primary qualitative factors are the effectiveness of acquisitions and corporate transactions and the overall effectiveness of management and administration. Depending on Hallwood Energy Corporation's success in these areas, the aggregate of salaries and cash bonuses paid to management employees may range from 67% of the average total compensation paid to similarly situated employees in comparable companies if the performance is poor, to as high as 500% of the average total compensation paid by comparable companies if the performance has been excellent. The objective of the bonus plan is to enhance stockholder value by rewarding employees for attaining certain levels in strategic elements of the business. After taking into account the various quantitative and qualitative factors, Hallwood Energy Corporation's compensation committee determined that Hallwood Energy Corporation had an average year in the categories of overall reserves found and the effectiveness of capital expenditures, and a very good year in the area of transactions. Based on this characterization that the overall performance of Hallwood Energy Corporation was slightly better than average, Hallwood Energy Corporation's compensation committee authorized a bonus pool for the executive officers of an amount that, when aggregated with the officers' base salaries, would be equal to 95% of the total compensation paid to officers in comparable companies. This bonus pool amount, $514,000, is then allocated among the executive officers to approximately achieve 95% of total compensation of officers with similar positions in comparable companies.

  Phantom Working Interest Incentive Plan

     Hallwood Energy Corporation's phantom working interest incentive plan is intended to provide incentive and motivation to key employees to increase the oil and gas reserves of Hallwood Energy Corporation and to continue their employment with Hallwood Energy Corporation.

     Under the terms of this incentive plan, Hallwood Energy Corporation's compensation committee annually determines whether or not to allocate cash flow of certain wells completed or enhanced during the year, and if so, the percentage of cash flow to be allocated. The allocated cash flow is a portion of Hallwood Energy Corporation's interest in the cash flow from certain international projects, if any, and wells drilled, recompleted or enhanced during that year. Hallwood Energy Corporation's compensation committee also approves the participants and their sharing percentage in the plan. Awards under the plan do not represent actual ownership in the wells. In making the awards, Hallwood Energy Corporation's compensation committee takes into consideration the recommendation of the executive officers of Hallwood Energy Corporation.

     An award under the plan means that a participant has the right, for five years, to receive a specified share of the plan cash flow from certain domestic wells drilled, recompleted or enhanced during the year of the award. In the sixth year, a participant receives an amount equal to a specified percentage, as determined by Hallwood Energy Corporation's compensation committee at the time of the award, of the remaining net present value of estimated future production from the wells, and the award is terminated. Cash flow from international projects, if any, is paid to participants for a ten-year period, but there is no buy-out for estimated future production. There are no international projects allocated to the 1999 plan, so the value of awards under the 1999 plan depends primarily on Hallwood Energy Corporation's results in 1999 in drilling, completing and achieving production from new wells and from certain recompletions and enhancements of existing wells. Five-year average oil and gas prices are used in determining the net present value of the awards.

     The awards for Hallwood Energy Corporation's 1999 phantom working interest plan were made in June of 1999. For the 1999 plan year, Hallwood Energy Corporation's compensation committee allocated 2.8% of the cash flow from the eligible domestic wells to the plan. It was also determined that the participants' interests in the eligible domestic wells for the 1999 plan year would be purchased in the sixth year at 80% of the remaining net present value of the wells. These percentages were the same as under the similar 1999 and 1998 incentive plans of Hallwood Energy Corporation's predecessors, Hallwood Energy Partners and Hallwood Consolidated Resources Corporation.

  Stock Option Plan

     The objective of Hallwood Energy Corporation's long-term incentive plan, under which stock options are granted, is to motivate recipients to maximize the long-term growth and profitability of Hallwood Energy Corporation. Recipients can recognize value from options granted only if Hallwood Energy Corporation's stock price increases after the date on which the options are granted, because the exercise price of options granted is at least equal the fair market value of Hallwood Energy Corporation's stock on the date of grant. For this reason, the award of options aligns the long-range interests of the recipients with those of the stockholders. Grants of options are generally made annually, although in 1999 Hallwood Energy Corporation's compensation committee made a second award of options in connection with the employment of the Hallwood Energy Corporation's new chief financial officer. Hallwood Energy Corporation's compensation committee determined the grant levels for grants to the chief executive officer and the executive officers of Hallwood Energy Corporation after taking into consideration prior year's grants and the position of the grantee in relationship to responsibilities which could likely affect the price of Hallwood Energy Corporation's stock.

     Chief Executive Officer. Hallwood Energy Corporation's compensation committee determined Mr. Gumbiner's salary after reviewing salary information on salaries paid to chief executive officers at other comparable companies. In addition to Mr. Gumbiner's base salary, he is also eligible to participate in the bonus, phantom working interest and stock option plans of Hallwood Energy Corporation. These latter, "at-risk" components of Hallwood Energy Corporation's total compensation program serve to align Mr. Gumbiner's interests with those of the stockholders. Hallwood Energy Corporation's compensation committee feels that Mr. Gumbiner's compensation, including base salary, bonus payments, phantom working interest participation and stock option grants, is appropriately oriented toward risk-based, incentive compensation.

     From January 1, 1999 through June 8, 1999 Hallwood Energy Corporation's executive officers were compensated by Hallwood Energy Partners and Hallwood Consolidation Resources Corporation, and compensation decisions were made by the full boards of directors of the general partner of Hallwood Energy Partners and of Hallwood Consolidated Resources Corporation. On June 8, 1999 the current compensation committee of the Hallwood Energy Corporation was formed.

  Members of Hallwood Energy Partners' general partner's Board of Directors

        Anthony J. Gumbiner
        Brian M. Troup
        Hans-Peter Holinger
        Rex A. Sebastian
        William L. Guzzetti
        Nathan C. Collins

  Members of Hallwood Consolidated Resources Board of Directors

        Anthony J. Gumbiner
        Brian M. Troup
        William L. Guzzetti
        Hamilton P. Schrauff
        Bill M. Van Meter
        John R. Isaac
        Jerry A. Lubliner

  1999 Members of the Compensation Committee of Hallwood Energy Corporation

        Rex A. Sebastian
        Bill M. Van Meter
        Jerry A. Lubliner
        Hans-Peter Holinger

                               PERFORMANCE GRAPH

     The following performance graph compares the five-year cumulative return of the Company's common stock with that of the Russell 2000 Index and a peer group of issuers. The issuers included in the peer group are all publicly traded companies included in Standard Industrial Classification Code 6512, "Operators of Nonresidential Buildings," with market capitalization of less than $100,000,000 as of December 31, 1999. The peer group consists of Hallwood Realty Partners, Milestone Properties, Inc. and Pacific Gateway Properties, Inc.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG THE HALLWOOD GROUP INCORPORATED
                    THE RUSSELL 2000 INDEX AND A PEER GROUP

                               PERFORMANCE GRAPH

----------------------------------------------------------------------------------------------------------------
                                      12/94        12/95        12/96        12/97        12/98        12/99
----------------------------------------------------------------------------------------------------------------
 HALLWOOD GROUP                        100          103          212          497          252          244
 PEER GROUP                            100          103          138          250          315          342
 RUSSELL 2000                          100          127          155          204          191          188

* $100 invested on December 31, 1994 in stock, index or peer group, including reinvestment of dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGREEMENT BETWEEN THE COMPANY AND MR. BRIAN TROUP

     On May 7, 1999 the Company announced that it had reached an agreement with Mr. Troup regarding a separation of their interests, who discontinued his association with the Company for health reasons. He had been a director and officer of the Company, a director of the general partner of Hallwood Energy Partners, a director of Hallwood Consolidated Resources Corporation and a director of Hallwood Energy Corporation. Completion of the agreement was conditioned on, among other things, a satisfactory refinancing of the $14,090,000 outstanding principal amount of the Company's 7% Collateralized Senior Subordinated Debentures due July 31, 2000 and the completion of the consolidation of the energy subsidiaries. The consolidation of the energy subsidiaries was completed on June 8, 1999 and the refinancing of the debentures was completed on December 21, 1999. According to the agreement and the satisfaction of these conditions, Mr. Troup resigned from all positions with the Company, the general partner of Hallwood Realty Partners, and Hallwood Energy Corporation and their affiliates.

     As part of the agreement, the Company transferred to Epsilon Trust, of which Mr. Troup and members of Mr. Troup's family are beneficiaries, 360,000 of the shares of the common stock of Hallwood Energy Corporation that the Company received in the consolidation of the energy subsidiaries, 82,608 units of Hallwood Realty Partners owned by the Company and all of the outstanding stock of each of Condominium Hotel and Resort Management, Inc., Integra Resort Management, Inc., Enclave Resort, Inc. and the Company's rights to all condominium hotel projects. The Company has the right to purchase all of the units of Hallwood Realty Partners and shares of Hallwood Energy Corporation at the then current trading price for a period of six months after December 21, 1999. After that, Mr. Troup may sell the units or shares subject to a number of restrictions, including a right of first refusal in favor of the Company. In exchange, Epsilon Trust surrendered its 457,794 shares of common stock of the Company for cancellation and Mr. Troup surrendered his options to purchase 55,800 shares of the Company.

CONSULTING AND MANAGEMENT AGREEMENTS

     Effective December 31, 1996, the Company entered into an agreement with HSC Financial under which HSC Financial agreed to provide international consulting and advisory services to the Company and its affiliates for an annual fee of $825,000 and reimbursement for out-of-pocket and other reasonable expenses of HSC Financial.

STANWICK HOLDINGS, INC.

     The Company shares offices, facilities and staff with, and certain executive officers of the Company also served as executive officers or directors of, Stanwick Holdings, Inc. The Company pays the common general and administrative expenses of the two companies and charges Stanwick a fee for its allocable share of such expenses, which totaled $25,000 for the year ended December 31, 1999.

     Stanwick is a subsidiary of HHSA. Messrs. Gumbiner and Troup are directors of HHSA. Under United States securities laws, HHSA and HSC Financial are associated, and HSC Financial could be considered to share beneficial ownership of substantially all of the outstanding shares of HHSA.

                                    AUDITORS

     Deloitte & Touche LLP served as the Company's independent auditors for the years ended December 31, 1997, 1998 and 1999 and have been selected to serve in that capacity again for the year ended December 31, 2000. A representative of Deloitte & Touche LLP will be available at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if desired.

                             STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal for action at the 2001 annual meeting and wishes to have the proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act, the proposal must be submitted in writing to the Secretary of Hallwood Group at 3710 Rawlins, Suite 1500, Dallas, Texas 75219 by December 12, 2000. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

     The Company's bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the board of directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the bylaws.

     If you wish to submit a proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify the Company no later than February 25, 2001. If you do not notify the Company of your proposal by that date, the Company will exercise its discretionary voting power on that proposal.

     In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act for the 2001 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by the bylaws, then the Company's proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Officers, directors and 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely on review of copies of the forms received, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% stockholders were timely.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the annual meeting. All shares represented by proxies will be voted in favor of the nominee for director set forth in this proxy statement unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, the Company's proxy holders will vote on those matters according to their best judgment.

                                            By order of the Board of Directors

                                            MELVIN J. MELLE
                                            Secretary

April 11, 2000

                                  DETACH HERE

                                     PROXY

                        THE HALLWOOD GROUP INCORPORATED

                            3710 RAWLINS, SUITE 1500
                              DALLAS, TEXAS 75219

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles A. Crocco, Jr. and J. Thomas Talbot, and each of them, as Proxies, each with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of The Hallwood Group Incorporated (the "Company"), held of record by the undersigned on March 24, 2000, at the Annual Meeting of Stockholders to be held on May 19, 2000, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the nominee listed and at the discretion of the Proxies with respect to any other matter that is properly brought before the meeting.


[SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE  [SEE REVERSE
    SIDE]                                                         SIDE]

                                  DETACH HERE


     Please mark
[x]  votes as in
     this example


     Please mark boxes in blue or black ink                                                     For   Against   Abstain
     1. Election of Director:                        2. In their discretion, the Proxies
        Nominee: Anthony J. Gumbiner                    are authorized to vote upon such other  [  ]     [  ]     [  ]
                  For           Withheld                business as may properly come before
                  [  ]            [  ]                  the meeting.




                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [  ]


                                                     COMPLETE, SIGN and DATE the proxy card and return
                                                     promptly using the enclosed envelope.

                                                     Please sign exactly as name appears at left. When
                                                     shares are held by joint tenants, both should sign,
                                                     or if one signs he/she should attach evidence of his/her
                                                     authority. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such.
                                                     If a corporation, please sign full corporate name by
                                                     president or other authorized officer. If a partnership,
                                                     please sign full partnership name by authorized person.







Signature:                                Date:             2000    Signature:                                 Date:           2000
          -----------------------------        ----------,                    ----------------------------          ----------,